UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2011

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THERMON GROUP HOLDINGS, INC.
THERMON HOLDING CORP.
(Exact Name of Each Registrant as Specified in Its Respective Charter)

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(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Delaware Delaware	001-35159 333-168915-05	27-2228185 26-0249310

100 Thermon Drive
San Marcos, Texas 78666
(Address of principal executive offices) (zip code)

Registrants’ telephone number, including area code:  (512) 396-5801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective August 1, 2011, Jay Peterson, our Chief Financial Officer, and Johannes (René) van der Salm, our Senior Vice President, Global Operations, entered into new employment agreements with the registrant as described below.

Jay Peterson Employment Agreement

Effective August 1, 2011, the registrant entered into a second amended and restated employment agreement with Mr. Peterson, which provides for an increase in Mr. Peterson’s base salary to $250,000 from $225,000 and extends the term of his employment until April 30, 2014. In addition, if certain annual performance targets are met in the future, he will be eligible to receive an annual performance-based bonus. If Mr. Peterson terminates his employment for “good reason” or the registrant terminates his employment other than for “cause,” death, or “disability” (as defined in the agreement), then Mr. Peterson is entitled to receive a continuation of his base salary for twelve months, a bonus for the current fiscal year, any earned but unpaid salary, and any accrued but unpaid bonus and benefits. The employment agreement does not provide for the payment of any benefits upon a change in control transaction. All other terms of Mr. Peterson’s employment agreement are materially unchanged. A copy of the new employment agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Johannes (René) van der Salm Employment Agreement

Effective August 1, 2011, the registrant entered into an amended and restated employment agreement with Mr. van der Salm, which extends the term of his employment until April 30, 2014. In addition, if certain annual performance targets are met in the future, he will be eligible to receive an annual performance-based bonus. If Mr. van der Salm terminates his employment for “good reason” or the registrant terminates his employment other than for “cause,” death, or “disability” (as defined in the agreement), then Mr. van der Salm is entitled to receive a continuation of his base salary for twelve months, a bonus for the current fiscal year, any earned but unpaid salary, and any accrued but unpaid bonus and benefits. The employment agreement does not provide for the payment of any benefits upon a change in control transaction. All other terms of Mr. van der Salm’s employment agreement are materially unchanged. A copy of the new employment agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Number	Description
10.1	Second Amended and Restated Employment Agreement, effective as of August 1, 2011, between Jay C. Peterson and Thermon Holding Corp.

10.2	Amended and Restated Employment Agreement, effective as of August 1, 2011, between Johannes (René) van der Salm and Thermon Holding Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly cased this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2011	THERMON HOLDING CORP.
	By:	/s/ Jay Peterson
Chief Financial Officer

Exhibit Index

Number	Description
10.1	Second Amended and Restated Employment Agreement, effective as of August 1, 2011, between Jay C. Peterson and Thermon Holding Corp.

10.2	Amended and Restated Employment Agreement, effective as of August 1, 2011, between Johannes (René) van der Salm and Thermon Holding Corp.